                                                                    EXHIBIT 10.1



            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Fifth Amendment to Amended and Restated Credit Agreement (this "Fifth Amendment") is executed as of the 30th day of July, 2001 (the "Effective Date"), by and among Prize Energy Resources, L.P., a Delaware limited partnership ("Borrower"), Prize Energy Corp., a Delaware corporation ("Parent"), Fleet National Bank, a national banking association, as Administrative Agent ("Administrative Agent"), and the financial institutions a party hereto as Banks ("Banks").

                                   WITNESSETH:

         WHEREAS, Borrower, Parent, Administrative Agent, the other Agents a party thereto and Banks are parties to that certain Amended and Restated Credit Agreement dated as of February 8, 2000 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, Banks have made a revolving credit/term loan to Borrower; and

         WHEREAS, Parent and Borrower have requested that Banks amend certain terms of the Credit Agreement in certain respects; and

         WHEREAS, subject to the terms and conditions set forth herein, Banks have agreed to Parent's and Borrower's requests.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and each Bank hereby agree as follows:

         SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.

         1.1. Amendment to Definitions. The definitions of "Loan Papers" and "Restricted Payments" contained in Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

                  "Loan Papers" means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, each Facility Guaranty now or hereafter executed (and any ratification thereof), the Mortgages, the Assignments and Amendments to Mortgages, each Parent Pledge Agreement now or hereafter executed, each Subsidiary Pledge Agreement now or hereafter executed, the Borrower Assumption Agreement, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

                  "Restricted Payment" means, with respect to any Person, including Borrower, any Distribution by such Person and the retirement, redemption or prepayment prior to the scheduled maturity by such Person or any of the Affiliates of such Person of any Debt of such Person, excluding, however, the following: (i) the Obligations, (ii) any Distribution by any Credit Party to another Credit Party to cover the overhead and general and administrative costs of a Credit Party, and
         (iii) the repurchase by Parent, from and after the effective date of the Fifth Amendment, of publicly held shares of Parent's common stock for a total aggregate cost not to exceed $25,000,000.

         1.2. Additional Definition. Section 2.1 of the Credit Agreement shall be amended to add the following definition to such Section:

                  "Fifth Amendment" means that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of July 30, 2001, entered into by and among Parent, Borrower, Administrative Agent and Banks a party thereto.

         1.3. Deletion of Definitions; References. Section 2.1 of the Credit Agreement shall be amended to delete the following definitions from such
Section: "Supplemental LC Bank," "Supplemental LC Commitment," "Supplemental LC Commitment Percentage," "Supplemental Letter of Credit Exposure," "Supplemental Letter of Credit Fee," "Supplemental Letters of Credit" and "Total Supplemental LC Commitment." Additionally, all references to the foregoing terms in the Credit Agreement shall be deleted, it being the understanding and agreement of the parties hereto that the Credit Agreement shall be (and hereby is) amended to eliminate the Supplemental Letter of Credit feature from the terms thereof.

         1.4. New Schedule. Schedule 1 attached to the Credit Agreement shall be replaced in its entirety by Schedule 1 attached to this Fifth Amendment.

         SECTION 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent on or before the Effective Date:

         2.1. No Default. No Default or Event of Default shall have occurred which is continuing.


         2.2. Fees. Borrower shall have paid to Administrative Agent, for the ratable benefit of each Bank executing and delivering this Fifth Amendment to Administrative Agent on or prior to the Effective Date (each such Bank being referred to herein as an "Executing Bank"), a fee in the amount of $2,500 for each such Executing Bank.

         2.3. Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrower shall have taken such actions, as Administrative Agent may reasonably require in connection with this Fifth Amendment and the transactions contemplated hereby.

         SECTION 3. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this Fifth Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Banks and Administrative Agent as follows:

         3.1. Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in
Section 1 hereof.

         3.2. Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower of this Fifth Amendment are within Parent's and Borrower's corporate and partnership powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Parent or Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except Permitted Encumbrances.

         3.3. Validity and Enforceability; Extension of Liens. This Fifth Amendment constitutes the valid and binding obligation of Parent and Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         3.4. No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

         SECTION 4. Miscellaneous.

         4.1. Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

         4.2. Parties in Interest. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         4.3. Legal Expenses. Parent and Borrower hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fifth Amendment and all related documents.

         4.4. Counterparts. This Fifth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fifth Amendment until Parent, Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.



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

         4.5. Complete Agreement. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

         4.6. Headings. The headings, captions and arrangements used in this Fifth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fifth Amendment, nor affect the meaning thereof.

         4.7. Effectiveness. This Fifth Amendment shall be effective automatically and without necessity of any further action by Borrower, Parent, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Parent and Required Banks, and all conditions to the effectiveness hereof set forth herein have been satisfied.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.




                           [Signature pages to follow]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO


PARENT:

PRIZE ENERGY CORP.,
a Delaware corporation


By:
   ----------------------------------
   Lon C. Kile,
   President


BORROWER:



PRIZE ENERGY RESOURCES, L.P.,
a Delaware limited partnership

By:      Prize Operating Company,
         a Delaware corporation,
         its sole general partner


         By:
            ------------------------------
            Lon C. Kile,
            President



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO



ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK,
as Administrative Agent



By:
      -------------------------------
Name:    Jeffrey H. Rathkamp
      -------------------------------
Title:   Vice President
      -------------------------------



FLEET NATIONAL BANK,
as a Bank



By:
      -------------------------------
Name:    Jeffrey H. Rathkamp
      -------------------------------
Title:   Vice President
      -------------------------------


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO



FIRST UNION NATIONAL BANK



By:
      -------------------------------
Name:    David Humphreys
      -------------------------------
Title:   Vice President
      -------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO



CIBC INC.



By:
      -------------------------------
Name:
      -------------------------------
Title:
      -------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO



BANK ONE, NA



By:
      -------------------------------
Name:    Stephen Lescher
      -------------------------------
Title:   Vice President
      -------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO



CHRISTIANIA BANK



By:
      -------------------------------
Name:
      -------------------------------
Title:
      -------------------------------



By:
      -------------------------------
Name:
      -------------------------------
Title:
      -------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO



BANK OF SCOTLAND





By:
      -------------------------------
Name:    Joseph Fratus
      -------------------------------
Title:   Vice President
      -------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO



COMERICA BANK - TEXAS



By:
      -------------------------------
Name:    Thomas G. Rajan
      -------------------------------
Title:   Vice President
      -------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO



FORTIS CAPITAL CORP.



By:
      -------------------------------
Name:    Deirdre Sanborn
      -------------------------------
Title:   Vice President
      -------------------------------



By:
      -------------------------------
Name:    Darrell W. Holley
      -------------------------------
Title:   Managing Director
      -------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO



THE BANK OF NOVA SCOTIA



By:
      ----------------------------------
Name:    F.C.H. Ashby
      ----------------------------------
Title:   Senior Manager Loan Operations
      ----------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO



THE FROST NATIONAL BANK



By:
      -------------------------------
Name:    John S. Warren
      -------------------------------
Title:   Senior Vice President
      -------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO



BNP PARIBAS



By:
      -------------------------------
Name:    Brian M. Malone
      -------------------------------
Title:   Managing Director
      -------------------------------


By:
      -------------------------------
Name:    Betsy Jocher
      -------------------------------
Title:   Vice President
      -------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                            AND BANKS A PARTY THERETO



U.S. BANK NATIONAL ASSOCIATION



By:
      -------------------------------
Name:    M. Ward Palzin
      -------------------------------
Title:   Vice President
      -------------------------------



                                [Signature Page]

                                   SCHEDULE 1



                                [to be attached]
























                                      S-1